Supplement dated April 6, 2020
to the Prospectus, as supplemented, dated May 1, 2019
for Tri-Continental Corporation (the Fund)
Brian Condon, CFA, CAIA, a co-manager of the Fund, has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Fund's investment manager, on May 31, 2020. Until then, Mr. Condon will continue to serve as a Co-Portfolio Manager of the Fund. Additionally, effective immediately, the information under the subsection “Management of the Fund – Portfolio Managers” in the “More Information About the Fund” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brian Condon, CFA, CAIA	Senior Portfolio Manager and Head of Quantitative Strategies	Co-Portfolio Manager	2010
David King, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2011
Yan Jin	Senior Portfolio Manager	Co-Portfolio Manager	2012
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2014
Raghavendran Sivaraman, Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	April 2020
Mr. Condon joined one of the Columbia Management legacy firms or acquired business lines in 1999. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.
Mr. King joined the Investment Manager in 2010. Mr. King began his investment career in 1983 and earned a B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.
Mr. Jin joined one of the Columbia Management legacy firms or acquired business lines in 2002. Mr. Jin began his investment career in 1998 and earned a M.A. in economics from North Carolina State University.
Mr. Albanese joined the Investment Manager in August 2014. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.
Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007.  Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP240_12_008_(04/20)